EXHIBIT 31

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER

I, DANIEL L. STEPHENSON, certify that:

1.	I have reviewed this amendment to quarterly report on Form 10-Q of RANCON REALTY FUND V;

2.	Based on my knowledge, this amendment to report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this amendment to report;

3.	Based on my knowledge, the financial statements, and other financial information included in this amendment to report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this amendment to report;

4.	I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13(a)-15(e) and 15(d)-15(e)) for the registrant and I have:

a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this amendment to report is being prepared;

b)	evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this amendment to report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this amendment to report based on such evaluation; and

c)	disclosed in this amendment to report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonable likely to materially affect, the registrant’s internal control over financial reporting; and

5.	I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the registrant’s independent registered public accounting firm and the audit committee of registrant’s board of directors (or persons performing the equivalent function):

a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: November 14, 2007

/s/ Daniel L. Stephenson
Daniel L. Stephenson, General Partner
Rancon Realty Fund V